[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                                   MFS(R) RESEARCH FUND
                                   SEMIANNUAL REPORT o MARCH 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
MFS' Year 2000 Readiness Disclosure ....................................... 27
Trustees and Officers ..................................................... 29


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKED THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL       -------------------------
       FUNDS. WE COULDN'T. AND WHILE THE                 MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF              [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE     -------------------------
       WILL HELP GUIDE A NEW GENERATION OF        EXPERIENCE THE FUTURE(SM)
       INVESTORS INTO THE FUTURE.                 -------------------------


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with greater potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Alec C. Murray]
     Alec C. Murray

For the six months ended March 31, 1999, Class A shares of the Fund provided a total return of 23.85%, Class B shares 23.46%, Class C shares 23.45%, and Class I shares 24.10%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 27.23% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average growth fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 28.23%.

Q. CAN YOU TALK ABOUT THE FUND'S UNDERPERFORMANCE RELATIVE TO THE S&P 500 AND THE AVERAGE GROWTH FUND DURING THE PERIOD?

A. Let's start by looking at the Fund's strategy and how that strategy relates to the current market. We rely on MFS(R) Original Research(SM) to incorporate the best ideas of our more than 35 equity analysts, who cover small-, mid-, and large-cap companies; therefore, the portfolio is broadly diversified among companies of all sizes. However, the current equity market is very narrow, with only 25 to 50 large growth company stocks outperforming the rest of the stocks in the S&P 500. This Fund is not designed to outperform in a market favoring a small group of stocks. We believe that the market will not remain this narrow and that when it broadens the Fund will benefit.

Q. HOW ARE YOU POSITIONING THE FUND, GIVEN YOUR STRATEGY AND THE NARROWNESS OF THE MARKET?

A. Right now, the Fund has a lighter position, relative to the S&P 500, in large-cap growth stocks and heavier positions in small- and mid-cap stocks, whose long-term opportunities we think are more attractive. Small- and mid-cap stocks are selling at much cheaper price-to-earnings (P/E) multiples than the large-cap growth stocks. Stocks with lower P/Es are less vulnerable to negative events such as earnings disappointments or a broad downturn in the market. We think the companies we're buying will see higher growth rates than many of the large-cap stocks. At the same time, we are avoiding Internet stocks or other companies trading at what we see as unsustainably high prices relative to their earnings.

Q. COULD YOU TALK ABOUT SOME INDUSTRIES AND STOCKS THAT HAVE HELPED PERFORMANCE?

A. Three sectors have helped: financial services, leisure, and technology. Our gains in financial services largely came from brokerage and investment banking stocks. Specifically, we had large holdings in Morgan Stanley Dean Witter and Merrill Lynch, both of which are well managed and experienced in the markets they serve. As companies around the world have consolidated, they have used firms like Morgan Stanley and Merrill Lynch to help arrange the mergers.

Q. WHAT KINDS OF LEISURE COMPANIES HELPED PERFORMANCE?

A. One of the better-performing sectors has been the restaurant industry, where an important shift has occurred. The practice of trying to increase earnings by adding restaurants has been abandoned in favor of a growth strategy that is proving more profitable. McDonald's began implementing this strategy last year when it announced that it would effectively stop domestic growth. Instead the company began allocating resources to its international business, where earnings are higher, and buying back shares, making remaining shares more valuable. These steps have resulted in a greater return on capital and a doubling of McDonald's stock price. The company's actions affected the rest of the industry. Consequently, supply and demand are finally moving into balance. This change is occurring against a backdrop of a strong consumer environment. As a result, we expect to see stronger sales trends for existing restaurants, more predictable earnings growth, and higher returns on capital.

Q. AND WHAT ABOUT TECHNOLOGY?

A. The leading contributors to technology performance were semiconductor companies like LSI Logic and Analog Devices. The semiconductor market had quite a turnaround late last year because demand, which had been hurt by the Asian economic slowdown, came back when some Asian economies started to rebound. Also, because the industry had built up its manufacturing capability to the point where there was too much supply in some market segments, prices came down. Now, demand is beginning to catch up with supply and Asia seems to be recovering, both of which have helped the portfolio.

Q. WHAT HASN'T WORKED OUT SO WELL?

A. A few of the Fund's retail holdings have underperformed. Although the retail environment has been very good and Dayton Hudson, the department store chain, has been a great pick, the Fund was hurt by Rite Aid and CompUSA. The Fund has had a significant position in Rite Aid because we believe that as the population ages people will use more prescription medicines. However, Rite Aid opened too many stores in a short period of time and underestimated the costs of closing old stores. The company also had inventory and accounting problems. Over the long term, however, we believe Rite Aid will continue to benefit from increasing prescription sales. CompUSA, meanwhile, is losing computer and software sales to companies that sell over the telephone or on the Internet. Also, some business customers, who tend to buy more expensive equipment, are cutting orders to prepare for any Year 2000 (Y2K) computer problems. At some point next year, we think the Y2K issue will largely be resolved, and the company should perform better.

Q. WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?

A. All of our evidence points to the continuation of a low-inflation, low-interest-rate environment, which would mean steady economic growth and a strong consumer sector. The downside is that we expect the U.S. economy to slow from its rapid pace of the past few quarters and the S&P 500's average growth to fall to single digits this year. Given that earnings growth is falling while stock prices are rising, we don't believe prices of many companies, particularly the big ones, are particularly attractive. So, the Fund is avoiding companies with declining earnings and, instead, is focusing on companies with flat or accelerating earnings growth. Gillette is a great example. It had troubles in Asia and missed its earnings estimates for a couple of quarters. Now, with Asia turning around, we think the company should grow at 11% this year and 15% next year. We think companies like that provide good opportunities for the Fund.

/s/ Alec C. Murray
    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    OCTOBER 13, 1971

  CLASS INCEPTION:          CLASS A  OCTOBER 13, 1971
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  JANUARY 3, 1994
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $6.71 BILLION NET ASSETS AS OF MARCH 31, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH MARCH 31, 1999

CLASS A
                                           6 Months        1 Year       3 Years       5 Years  10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +23.85%        +7.77%       +74.79%      +165.21%       +410.23%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --              +7.77%       +20.46%      + 21.54%       + 17.70%
--------------------------------------------------------------------------------------------------------------
SEC Results                                --              +1.57%       +18.10%      + 20.11%       + 17.00%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                           6 Months        1 Year       3 Years       5 Years  10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +23.46%        +7.11%       +71.38%      +155.96%       +390.63%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --              +7.11%       +19.67%      + 20.68%       + 17.24%
--------------------------------------------------------------------------------------------------------------
SEC Results                                --              +3.11%       +18.97%      + 20.49%       + 17.24%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                           6 Months        1 Year       3 Years       5 Years  10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +23.45%        +7.06%       +71.46%      +156.39%       +391.89%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --              +7.06%       +19.69%      + 20.72%       + 17.27%
--------------------------------------------------------------------------------------------------------------
SEC Results                                --              +6.06%       +19.69%      + 20.72%       + 17.27%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                           6 Months        1 Year       3 Years       5 Years  10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +24.10%        +8.17%       +76.24%      +167.40%       +414.14%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --           +8.17%       +20.79%      + 21.74%       + 17.79%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1999

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         23.0%
FINANCIAL SERVICES                 16.6%
HEALTH CARE                        13.1%
CONSUMER STAPLES                    9.1%
UTILITIES & COMMUNICATIONS          8.2%


TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  6.1%                          PFIZER, INC.  2.2%
Computer software and systems company          Pharmaceutical products company

MCI WORLDCOM, INC.  3.6%                       ORACLE CORP.  2.1%
Telecommunications company                     Database software developer
                                               and manufacturer
TYCO INTERNATIONAL LTD.  3.1%
Security systems, packaging, and electronic    MCDONALD'S CORP.  1.8%
equipment conglomerate                         Fast-food restaurant
                                               owner/franchiser
UNITED TECHNOLOGIES CORP.  2.7%
Aerospace, defense, and building equipment     MOBIL CORP.  1.7%
company                                        International oil and gas company

AMERICAN HOME PRODUCTS CORP.  2.5%             BRISTOL-MYERS SQUIBB CO.  1.6%
Pharmaceutical and home products company       Pharmaceutical products company

This portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 1999

Stocks - 98.4%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 93.9%
  Aerospace - 2.8%
    Gulfstream Aerospace Corp.*                                       190,750           $    8,273,781
    United Technologies Corp.                                       1,331,300              180,307,944
                                                                                        --------------
                                                                                        $  188,581,725
------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    AMR Corp.*                                                        191,900           $   11,238,144
------------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Federal-Mogul Corp.                                             1,260,200           $   54,188,600
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.0%
    Bank of New York, Inc.                                          1,535,000           $   55,164,063
    Chase Manhattan Corp.                                             458,608               37,290,563
    PNC Bank Corp.                                                    637,200               35,404,425
    US Bancorp                                                        950,100               32,362,781
    Wells Fargo Co.                                                 1,148,000               40,251,750
                                                                                        --------------
                                                                                        $  200,473,582
------------------------------------------------------------------------------------------------------
  Business Machines - 1.8%
    Sun Microsystems, Inc.*                                           507,700           $   63,494,231
    Xerox Corp.                                                     1,092,100               58,290,838
                                                                                        --------------
                                                                                        $  121,785,069
------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Modis Professional Services, Inc.*                                984,100           $    8,918,406
------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Cambrex Corp.                                                     616,800           $   13,646,700
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 6.0%
    Microsoft Corp.*                                                4,504,600           $  403,724,775
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    EMC Corp.*                                                        433,500           $   55,379,625
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.7%
    BMC Software, Inc.*                                             1,838,400           $   68,135,700
    Cadence Design Systems, Inc.*                                   2,568,250               66,132,438
    Computer Associates International, Inc.                         1,684,475               59,904,142
    Compuware Corp.*                                                2,742,000               65,465,250
    Oracle Corp.*                                                   5,174,830              136,486,141
    Synopsys, Inc.*                                                   973,100               52,304,125
                                                                                        --------------
                                                                                        $  448,427,796
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 10.3%
    Black & Decker Corp.                                              721,500           $   39,998,156
    Clorox Co.                                                        625,500               73,300,781
    Colgate-Palmolive Co.                                             390,300               35,907,600
    Dial Corp.                                                      2,088,300               71,785,313
    Gillette Co.                                                    1,444,700               85,869,356
    Newell Rubbermaid, Inc.                                           731,200               34,732,000
    Philip Morris Cos., Inc.                                        1,260,220               44,343,991
    Procter & Gamble Co.                                            1,027,200              100,601,400
    Tyco International Ltd.                                         2,830,074              203,057,810
                                                                                        --------------
                                                                                        $  689,596,407
------------------------------------------------------------------------------------------------------
  Containers - 0.7%
    Smurfit-Stone Container Corp.*                                  2,320,638           $   44,817,321
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.0%
    Cooper Industries, Inc.                                           815,400           $   34,756,425
    Emerson Electric Co.                                              577,800               30,587,287
                                                                                        --------------
                                                                                        $   65,343,712
------------------------------------------------------------------------------------------------------
  Electronics - 3.6%
    Analog Devices, Inc.*                                           2,958,799           $   88,024,270
    Intel Corp.                                                       364,100               43,282,388
    Lattice Semiconductor Corp.*                                      623,600               28,412,775
    LSI Logic Corp.*                                                2,697,800               84,137,637
                                                                                        --------------
                                                                                        $  243,857,070
------------------------------------------------------------------------------------------------------
  Entertainment - 5.2%
    CBS Corp.*                                                      2,054,800           $   84,118,375
    Disney (Walt) Co.                                               2,980,500               92,768,063
    MediaOne Group, Inc.*                                           1,117,800               70,980,300
    Time Warner, Inc.                                               1,411,000              100,269,187
                                                                                        --------------
                                                                                        $  348,135,925
------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.0%
    Associates First Capital Corp., "A"                             1,443,146           $   64,941,570
    CIT Group, Inc., "A"                                            1,128,500               34,489,781
    Citigroup, Inc.                                                 1,582,100              101,056,637
    Federal Home Loan Mortgage Corp.                                1,222,600               69,841,025
    Federal National Mortgage Assn                                    889,700               61,611,725
    Merrill Lynch & Co., Inc.                                         433,300               38,319,969
    Morgan Stanley Dean Witter & Co.                                  348,900               34,868,194
                                                                                        --------------
                                                                                        $  405,128,901
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.2%
    Anheuser-Busch Cos., Inc.                                         438,700           $   33,423,456
    Bestfoods Co.                                                   1,133,900               53,293,300
    Ralston-Ralston Purina Co.                                      2,394,400               63,900,550
                                                                                        --------------
                                                                                        $  150,617,306
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Bowater, Inc.                                                     841,100           $   33,328,588
------------------------------------------------------------------------------------------------------
  Insurance - 6.4%
    CIGNA Corp.                                                       972,600           $   81,516,038
    Conseco, Inc.                                                     990,957               30,595,797
    Equitable Cos., Inc.                                            1,356,700               94,969,000
    Hartford Financial Services Group, Inc.                         1,105,300               62,794,856
    Lincoln National Corp.                                            875,850               86,599,669
    Nationwide Financial Services, Inc., "A"                          657,000               27,594,000
    ReliaStar Financial Corp.                                       1,031,963               43,987,423
                                                                                        --------------
                                                                                        $  428,056,783
------------------------------------------------------------------------------------------------------
  Manufacturing - 0.3%
    Illinois Tool Works, Inc.                                         269,300           $   16,662,938
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 7.7%
    American Home Products Corp.                                    2,533,000           $  165,278,250
    Bristol-Myers Squibb Co.                                        1,616,500              103,961,156
    Pfizer, Inc.                                                    1,026,100              142,371,375
    Pharmacia & Upjohn, Inc.                                        1,645,000              102,606,875
                                                                                        --------------
                                                                                        $  514,217,656
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.2%
    Cardinal Health, Inc.                                             704,150           $   46,473,900
    Guidant Corp.                                                   1,672,000              101,156,000
    HealthSouth Corp.*                                              3,572,268               37,062,281
    McKesson HBOC, Inc.                                               430,119               28,387,854
    Medtronic, Inc.                                                   510,800               36,649,900
    United Healthcare Corp.                                         1,876,500               98,750,812
                                                                                        --------------
                                                                                        $  348,480,747
------------------------------------------------------------------------------------------------------
  Oils - 1.9%
    Exxon Corp.                                                       203,300           $   14,345,356
    Mobil Corp.                                                     1,252,100              110,184,800
                                                                                        --------------
                                                                                        $  124,530,156
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
    Browning Ferris Industries, Inc.                                  755,816           $   29,146,155
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.7%
    Cendant Corp.*                                                  1,252,170           $   19,721,678
    CKE Restaurants, Inc.                                           1,303,550               25,745,112
    McDonald's Corp.                                                2,549,300              115,515,156
    Wendy's International, Inc.                                       731,700               20,807,719
                                                                                        --------------
                                                                                        $  181,789,665
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Newport News Shipbuilding, Inc.                                 1,622,500           $   51,412,969
------------------------------------------------------------------------------------------------------
  Stores - 4.3%
    CompUSA, Inc.*                                                  1,366,800           $    9,567,600
    CVS Corp.                                                       1,543,700               73,325,750
    Dayton Hudson Corp.                                             1,156,100               77,025,163
    Office Depot, Inc.*                                             1,168,900               43,030,131
    Rite Aid Corp.                                                  2,844,500               71,112,500
    TJX Cos., Inc.                                                    490,100               16,663,400
                                                                                        --------------
                                                                                        $  290,724,544
------------------------------------------------------------------------------------------------------
  Supermarkets - 2.4%
    Meyer (Fred), Inc.*                                             1,444,750           $   85,059,656
    Safeway, Inc.*                                                  1,480,300               75,957,894
                                                                                        --------------
                                                                                        $  161,017,550
------------------------------------------------------------------------------------------------------
  Telecommunications - 8.7%
    3Com Corp.*                                                     1,497,800           $   34,917,463
    Bell Atlantic Corp.                                             1,740,600               89,967,262
    Cisco Systems, Inc.*                                              590,225               64,666,527
    Intermedia Communications, Inc.*                                  723,100               19,252,538
    Lucent Technologies, Inc.                                         658,700               70,974,925
    MCI WorldCom, Inc.*                                             2,656,774              235,290,547
    Sprint Corp.                                                      669,963               65,740,119
                                                                                        --------------
                                                                                        $  580,809,381
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Midamerica Energy Holdings Co.                                  1,044,500           $   29,246,000
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Coastal Corp.                                                     927,000           $   30,591,000
    Columbia Energy Group                                             424,250               22,167,062
                                                                                        --------------
                                                                                        $   52,758,062
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $6,296,042,258
------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.5%
  Germany - 0.7%
    Mannesmann AG (Conglomerate)                                      376,285           $   48,111,265
------------------------------------------------------------------------------------------------------
  Sweden - 1.1%
    Ericsson LM, "B" (Telecommunication Equipment)                  2,620,800           $   63,900,909
    Ericsson LM, ADR (Telecommunication Equipment)                    290,400                6,915,150
                                                                                        --------------
                                                                                        $   70,816,059
------------------------------------------------------------------------------------------------------
  Switzerland - 0.9%
    UBS AG (Banks and Credit Cos.)                                    197,500           $   62,165,775
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    BP Amoco PLC, ADR (Oils)                                          912,475           $   92,102,945
    British Aerospace PLC (Aerospace and Defense)*                  4,228,672               28,252,338
                                                                                        --------------
                                                                                        $  120,355,283
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  301,448,382
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,953,552,887)                                          $6,597,490,640
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.3%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 4/14/99 - 4/22/99                                           $ 8,983           $    8,982,584
    General Electric Capital Corp., due 4/01/99                         9,500                9,500,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   18,482,584
------------------------------------------------------------------------------------------------------

Other Short-Term Obligations - 1.2%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at
      Cost                                                         83,727,270           $   83,727,270
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,055,762,741)                                     $6,699,700,494

Other Assets, Less Liabilities - 0.1%                                                        6,037,278
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $6,705,737,772
------------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MARCH 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,055,762,741)        $6,699,700,494
  Cash                                                                   77,403
  Receivable for investments sold                                   140,395,540
  Receivable for Fund shares sold                                    11,988,710
  Dividends and interest receivable                                   5,053,824
  Other assets                                                           66,575
                                                                 --------------
    Total assets                                                 $6,857,282,546
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   38,495,727
  Payable for Fund shares reacquired                                 28,245,599
  Collateral for securities loaned, at value                         83,727,270
  Payable to affiliates -
    Management fee                                                       80,129
    Shareholder servicing agent fee                                      20,964
    Distribution and service fee                                        127,870
    Administrative fee                                                    1,027
  Accrued expenses and other liabilities                                846,188
                                                                 --------------
      Total liabilities                                          $  151,544,774
                                                                 --------------
Net assets                                                       $6,705,737,772
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $4,916,644,672
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               1,643,922,154
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   157,084,284
  Accumulated net investment loss                                   (11,913,338)
                                                                 --------------
      Total                                                      $6,705,737,772
                                                                 ==============
Shares of beneficial interest outstanding                          266,883,320
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $3,162,055,198 / 123,861,095 shares of
     beneficial interest outstanding)                                $25.53
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $27.09
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,802,070,772 / 113,127,288 shares of
     beneficial interest outstanding)                                $24.77
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $721,099,401 / 29,095,739 shares of
     beneficial interest outstanding)                                $24.78
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $20,512,401 / 799,198 shares of
     beneficial interest outstanding)                                $25.67
                                                                     ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $   25,144,807
    Interest                                                          4,575,190
    Foreign taxes withheld                                             (223,992)
                                                                 --------------
      Total investment income                                    $   29,496,005
                                                                 --------------
  Expenses -
    Management fee                                               $   13,044,546
    Trustees' compensation                                               72,942
    Shareholder servicing agent fee                                   3,527,886
    Distribution and service fee (Class A)                            5,253,557
    Distribution and service fee (Class B)                           12,976,711
    Distribution and service fee (Class C)                            3,272,845
    Administrative fee                                                  125,490
    Custodian fee                                                       643,349
    Printing                                                            170,937
    Postage                                                             412,687
    Auditing fees                                                        19,057
    Legal fees                                                           21,472
    Miscellaneous                                                     2,074,130
                                                                 --------------
      Total expenses                                             $   41,615,609
    Fees paid indirectly                                               (312,747)
                                                                 --------------
      Net expenses                                               $   41,302,862
                                                                 --------------
        Net investment loss                                      $  (11,806,857)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                    $  179,982,433
      Foreign currency transactions                                    (171,460)
                                                                 --------------
        Net realized gain on investments and foriegn
          currency transactions                                  $  179,810,973
                                                                 --------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                $1,125,752,380
      Translation of assets and liabilities in foreign
        currencies                                                      (17,586)
                                                                 --------------
        Net unrealized gain on investments and foreign
          currency translation                                   $1,125,734,794
                                                                 --------------
          Net realized and unrealized gain on investments
            and foreign currency                                 $1,305,545,767
                                                                 --------------
            Increase in net assets from operations               $1,293,738,910
                                                                 ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                    YEAR ENDED
                                                           MARCH 31, 1999            SEPTEMBER 30, 1998
                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $  (11,806,857)               $   (5,532,906)
  Net realized gain on investments and foreign currency
    transactions                                              179,810,973                   257,290,588
  Net unrealized gain (loss) on investments and foreign
    currency translation                                    1,125,734,794                  (379,649,249)
                                                           --------------                --------------
    Increase (decrease) in net assets from operations      $1,293,738,910                $ (127,891,567)
                                                           --------------                --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $ (116,922,157)               $ (104,270,556)
  From net realized gain on investments and foreign
    currency transactions (Class B)                          (103,235,324)                  (78,726,547)
  From net realized gain on investments and foreign
    currency transactions (Class C)                           (25,969,747)                  (19,503,877)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (767,888)                     (848,087)
                                                           --------------                --------------
      Total distributions declared to shareholders         $ (246,895,116)               $ (203,349,067)
                                                           --------------                --------------
Net increase in net assets from Fund share transactions    $  228,402,175                $1,220,544,995
                                                           --------------                --------------
      Total increase in net assets                         $1,275,245,969                $  889,304,361
Net assets:
  At beginning of period                                    5,430,491,803                 4,541,187,442
                                                           --------------                --------------
At end of period (including accumulated net investment
  loss of $11,913,338 and $106,481, respectively)          $6,705,737,772                $5,430,491,803
                                                           ==============                ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                            SIX MONTHS ENDED        -------------------------------------------------------------------------------
                              MARCH 31, 1999                1998               1997             1996           1995           1994
                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
  beginning of period                  $21.45             $22.69             $18.53           $15.61         $12.59         $14.47
                                       ------             ------             ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)             $ --               $ 0.05             $ 0.04           $ 0.06         $ 0.08         $ 0.02
  Net realized and unrealized
    gain (loss) on investments and
    foreign currency                     5.03              (0.30)              5.07             3.88           2.99           1.01
                                       ------             ------             ------           ------         ------         ------
    Total from investment operations   $ 5.03             $(0.25)            $ 5.11           $ 3.94         $ 3.07         $ 1.03
                                       ------             ------             ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income           $ --               $ --               $(0.01)          $(0.05)        $(0.02)        $(0.03)
  From net realized gain on
   investments and foreign
   currency transactions                (0.95)             (0.99)             (0.92)           (0.97)         (0.03)         (2.87)
  In excess of net investment income     --                 --                (0.02)            --             --            (0.01)
                                       ------             ------             ------           ------         ------         ------
    Total distributions declared to
     shareholders                      $(0.95)            $(0.99)            $(0.95)          $(1.02)        $(0.05)        $(2.91)
                                       ------             ------             ------           ------         ------         ------
Net asset value - end of period        $25.53             $21.45             $22.69           $18.53         $15.61         $12.59
                                       ======             ======             ======           ======         ======         ======
Total return(+)                        23.85%++          (0.89)%             28.72%           26.54%         24.49%          7.72%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            0.99%+             0.91%              0.96%            0.91%          0.95%          0.91%
  Net investment income
(loss)                                (0.04)%+             0.23%              0.18%            0.36%          0.58%          0.14%
Portfolio turnover                        47%                81%                79%              81%            94%            79%
Net assets at end of period
 (000 omitted)                     $3,162,055         $2,611,866         $2,201,849         $972,353       $507,784       $318,170

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor did not impose a portion of its distribution fee for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income              --                 --                 --               --           $ 0.07         $ 0.01
      Ratios (to average net assets):
        Expenses##                       --                 --                 --               --            1.05%          1.01%
        Net investment income            --                 --                 --               --            0.48%          0.04%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                             SIX MONTHS ENDED        ------------------------------------------------------------------------------
                               MARCH 31, 1999               1998               1997             1996           1995           1994
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
  beginning of period                  $20.90             $22.16             $18.19           $15.40         $12.50         $14.47
                                       ------             ------             ------           ------         ------         ------
Income from investment operations# -
  Net investment loss                  $(0.08)            $(0.10)            $(0.10)          $(0.06)        $(0.03)        $(0.08)
  Net realized and
    unrealized gain (loss) on
    investments and foreign currency     4.90              (0.28)              4.97             3.82           2.96           1.00
                                       ------             ------             ------           ------         ------         ------
    Total from investment operations   $ 4.82             $(0.38)            $ 4.87           $ 3.76         $ 2.93         $ 0.92
                                       ------             ------             ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income           $ --               $ --               $ --             $ --           $(0.00)+++     $(0.02)
  From net realized gain on
   investments and foreign currency
   transactions                         (0.95)             (0.88)             (0.90)           (0.97)         (0.03)         (2.87)
                                       ------             ------             ------           ------         ------         ------
    Total distributions declared to
     shareholders                      $(0.95)            $(0.88)            $(0.90)          $(0.97)        $(0.03)        $(2.89)
                                       ------             ------             ------           ------         ------         ------
Net asset value - end of period        $24.77             $20.90             $22.16           $18.19         $15.40         $12.50
                                       ======             ======             ======           ======         ======         ======
Total return                           23.46%++           (1.54)%            27.88%           25.59%         23.55%          6.91%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.64%+             1.56%              1.63%            1.66%          1.78%          1.82%
  Net investment loss                 (0.69)%+           (0.42)%            (0.49)%          (0.37)%        (0.21)%        (0.65)%
Portfolio turnover                        47%                81%                79%              81%            94%            79%
Net assets at end of period
 (000 omitted)                     $2,802,071         $2,237,570         $1,860,130         $680,456       $178,117        $25,672

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                             SIX MONTHS ENDED       -------------------------------------------------------------------------------
                               MARCH 31, 1999              1998               1997              1996           1995        1994*
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period
                                       $20.92             $22.17             $18.22           $15.42         $12.51         $13.18
                                       ------             ------             ------           ------         ------         ------
Income from investment operations# -
  Net investment loss                  $(0.08)            $(0.10)            $(0.09)          $(0.06)        $(0.02)        $(0.04)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     4.89              (0.27)              4.96             3.83           2.96           0.62
                                       ------             ------             ------           ------         ------         ------
    Total from investment operations   $ 4.81             $(0.37)            $ 4.87           $ 3.77         $ 2.94         $ 0.58
                                       ------             ------             ------           ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income           $ --               $ --               $(0.00)+++       $ --           $ --           $ --
  From net realized gain on
   investments and foreign
   currency transactions                (0.95)             (0.88)             (0.92)           (0.97)         (0.03)         (1.25)
  In excess of net investment income     --                 --                (0.00)+++        (0.00)+++       --             --
                                       ------             ------             ------           ------         ------         ------
    Total distributions declared
      to shareholders                  $(0.95)            $(0.88)            $(0.92)          $(0.97)        $(0.03)        $(1.25)
                                       ------             ------             ------           ------         ------         ------
Net asset value - end of period        $24.78             $20.92             $22.17           $18.22         $15.42         $12.51
                                       ======             ======             ======           ======         ======         ======
Total return                           23.45%++          (1.51)%             27.87%           25.67%         23.58%          4.43%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.64%+             1.56%              1.62%            1.67%          1.71%          1.74%+
  Net investment loss                 (0.69)%+           (0.42)%            (0.47)%          (0.38)%        (0.15)%        (0.54)%+
Portfolio turnover                        47%                81%                79%              81%            94%            79%
Net assets at end of period
  (000 omitted)                      $721,099           $563,505           $459,809         $136,032        $25,737       $  4,821

  * For the period from the inception of Class C, January 3, 1994, through September 30, 1994.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                     SIX MONTHS ENDED            ----------------------------------
                                                       MARCH 31, 1999                     1998                1997*
                                                          (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                              CLASS I
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                          $21.52                   $22.75               $18.34
                                                               ------                   ------               ------
Income from investment operations# -
  Net investment income                                        $ 0.04                   $ 0.13               $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                             5.06                    (0.31)                4.34
                                                               ------                   ------               ------
    Total from investment operations                           $ 5.10                   $(0.18)              $ 4.41
                                                               ------                   ------               ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                 $(0.95)                  $(1.05)              $ --
                                                               ------                   ------               ------
Net asset value - end of period                                $25.67                   $21.52               $22.75
                                                               ======                   ======               ======
Total return                                                   24.10%++                (0.55)%               24.05%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                                    0.64%+                   0.56%                0.63%+
  Net investment income                                         0.31%+                   0.57%                0.51%+
Portfolio turnover                                                47%                      81%                  79%
Net assets at end of period (000 omitted)                     $20,512                  $17,551              $19,400

 * For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At March 31, 1999, the value of securities loaned was $84,657,787. These loans were collateralized by cash of $83,727,270 and U.S. Treasury securities of $3,775,054. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans that are collateralized by U.S. Treasury securities, a fee is received from the Borrower and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. Effective November 1, 1998, the management fee is computed daily and paid monthly at an annual rate of 0.43% of the Fund's average daily net assets. Prior to this date the management fee was computed daily and paid monthly, using a percentage of the Fund's average daily net assets plus a percentage of the Fund's gross income equivalent, on a annualized basis, to 0.33% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $23,842 for the six months ended March 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $586,116 for the six months ended March 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $220,202 for the six months ended March 31, 1999. Fees incurred under the distribution plan during the six months ended March 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $34,131 and $4,387 for Class B and Class C shares, respectively, for the six months ended March 31, 1999. Fees incurred under the distribution plan during the six months ended March 31, 1999, were 1.00% of average daily net assets for both Class B and Class C on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 1999, were $59,076, $2,214,705, and $61,623 for Class A, Class B, and
Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,888,522,424 and $2,931,881,241, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $5,055,762,741
                                                                 --------------
Gross unrealized appreciation                                    $1,833,709,514
Gross unrealized depreciation                                      (189,771,761)
                                                                 --------------
    Net unrealized appreciation                                  $1,643,937,753
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                   SIX MONTHS ENDED MARCH 31, 1999           YEAR ENDED SEPTEMBER 30, 1998
                             -------------------------------------   -------------------------------------
                                      SHARES                AMOUNT            SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                       62,193,771       $ 1,509,472,629        83,102,457       $ 1,939,622,831
Shares issued to
  shareholders in
  reinvestment of
  distributions                    4,370,095           102,713,908         4,489,534            91,779,609
Shares reacquired                (64,476,815)       (1,572,808,764)      (62,877,919)       (1,467,034,354)
                                 -----------       ---------------       -----------       ---------------
    Net increase                   2,087,051       $    39,377,773        24,714,072       $   564,368,086
                                 ===========       ===============       ===========       ===============

Class B Shares
                                   SIX MONTHS ENDED MARCH 31, 1999           YEAR ENDED SEPTEMBER 30, 1998
                             -------------------------------------   -------------------------------------
                                      SHARES                AMOUNT            SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                       13,870,618       $   323,157,243        39,061,924       $   885,791,000
Shares issued to
  shareholders in
  reinvestment of
  distributions                    3,754,559            85,642,135         3,258,962            65,159,056
Shares reacquired                (11,546,583)         (270,069,686)      (19,219,913)         (433,712,058)
                                 -----------       ---------------       -----------       ---------------
    Net increase                   6,078,594       $   138,729,692        23,100,973       $   517,237,998
                                 ===========       ===============       ===========       ===============

Class C Shares
                                   SIX MONTHS ENDED MARCH 31, 1999           YEAR ENDED SEPTEMBER 30, 1998
                             -------------------------------------   -------------------------------------
                                      SHARES                AMOUNT            SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                        6,064,374       $   143,492,379        11,258,935       $   255,375,767
Shares issued to
  shareholders in
  reinvestment of
  distributions                      769,543            17,568,516           630,442            12,602,429
Shares reacquired                 (4,680,245)         (110,310,625)       (5,685,657)         (128,214,722)
                                 -----------       ---------------       -----------       ---------------
    Net increase                   2,153,672       $    50,750,270         6,203,720       $   139,763,474
                                 ===========       ===============       ===========       ===============

Class I Shares
                                   SIX MONTHS ENDED MARCH 31, 1999           YEAR ENDED SEPTEMBER 30, 1998
                             -------------------------------------   -------------------------------------
                                      SHARES                AMOUNT            SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           41,765       $       985,161           118,387       $     2,814,464
Shares issued to
  shareholders in
  reinvestment of
  distributions                       28,878               680,655            38,865               793,621
Shares reacquired                    (86,857)           (2,121,376)         (194,599)           (4,432,648)
                                 -----------       ---------------       -----------       ---------------
    Net decrease                     (16,214)      $      (455,560)          (37,347)      $      (824,563)
                                 ===========       ===============       ===========       ===============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended March 31, 1999, was $19,318. The Fund had no significant borrowings during the period.


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                       CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive          State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                      INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks, call
Lawrence T. Perera - Partner, Hemenway & Barnes        toll free: 1-800-637-4458 anytime from a
(attorneys)                                            touch-tone telephone.

William J. Poorvu - Adjunct Professor, Harvard         For information on MFS mutual funds, call your
University Graduate School of Business                 financial adviser or, for an information kit,
Administration                                         call toll free: 1-800-637-2929 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time (or leave a
Charles W. Schmidt - Private Investor                  message anytime).

Arnold D. Scott* - Senior Executive                    INVESTOR SERVICE
Vice President, Director, and Secretary,               MFS Service Center, Inc.
MFS Investment Management                              P.O. Box 2281
                                                       Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                       For general information, call toll free:
MFS Investment Management                              1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
Elaine R. Smith - Independent Consultant
                                                       For service to speech- or hearing-impaired,
David B. Stone - Chairman and Director,                call toll free: 1-800-637-6576 any business day
North American Management Corp.                        from 9 a.m. to 5 p.m. Eastern time. (To use
(investment advisers)                                  this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company               For share prices, account balances, and
500 Boylston Street                                    exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                  (1-800-637-8255) anytime from a touch-tone
                                                       telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                            WORLD WIDE WEB
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Alec C. Murray*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                 ------------
MFS(R) RESEARCH FUND                                               Bulk Rate
                                                                 U.S. Postage
                                                                     Paid
      [Logo] M F S (R)                                               MFS
    INVESTMENT MANAGEMENT                                        ------------
We invented the mutual fund(R)

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(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
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